UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2011

Commonwealth Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

403 Boush Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (757) 446-6900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On August 15, 2011, Commonwealth Bankshares, Inc. issued a news release announcing its financial results for the quarter and six months ended June 30, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

     99.1     Press Release, dated August 15, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Bankshares, Inc.
Date: August 15, 2011	By: /s/ CYNTHIA A. SABOL Name: Cynthia A. Sabol Title: Executive Vice President and Chief Financial Officer